TENTH AMENDMENT TO LEASE
                       ------------------------



TENTH AMENDMENT TO LEASE, made this 21 day of May, 1997, by and between PACIFIC METROPOLITAN CORPORATION, a Delaware Corporation

(successor-in-interest to Carven Associates) having an office at

3000 Executive Parkway, Suite 236, San Ramon, California 94583

("Landlord") and ANNTAYLOR, INC. a Delaware Corporation having an office at 142 West 57th Street, New York, New York 10019 ("Tenant").



                             WITNESSETH
                             ----------



WHEREAS, under date of March 17, 1989, Landlord and Tenant entered into a lease as amended pursuant to agreements dated November 14, 1990 (First

Amendment), October 1, 1993 (Extension and Amendment), April 14, 1994

(Modification of Amendment and Extension to Lease), March 14, 1995

(Fifth Amendment), January 5, 1996 (Sixth Amendment), June 5, 1996

(Seventh Amendment), the undated (Eight Amendment) and May 13, 1997

(Ninth Amendment) together, collectively referred to as the "Lease"

affecting the entire second (2nd), third (3rd), fourth (4th), fifth

(5th), sixth (6th), seventh (7th), eighth (8th), fourteenth (14th)

and a portion of the seventeenth (17th) floor (the "Existing Premises"),

in the commercial condominium unit (the "Building") of which the

Premises form a part known by the street address of 142 West 57th

Street, New York, New York;



WHEREAS, Landlord and Tenant, are desirous of further amending said lease in the manner set forth below:




1.      The term of that portion of the seventeenth (17th) floor, deemed to comprise 8,600 rentable square feet, as shown on Exhibit A, shall be extended to end on September 30, 2006 unless sooner terminated pursuant to any of the terms, covenants or conditions of the Lease or pursuant to law.



2.      The Fixed Rent as defined in Schedule A of the Lease and as increased pursuant to the Fifth Amendment listed above shall be applicable for the space extended by this Tenth Amendment to the Lease until August 31, 2000.  The fixed rent shall be increased by Twenty Five

Thousand Eight Hundred ($25,800) Dollars per annum for the period from

September 1, 2000 to and including the Expiration Date inclusive, which amounts shall be payable in equal monthly installments in advance on the first day of each and every calendar month during the term of this Lease.



3.      Tenant's Tax Base Year (for the purposes of the space extended by this Amendment) shall be the calendar year 1997.



4.      Tenant's Operating Expense Base Year (for the purposes of the space extended by this Amendment) shall be 1997.



5.      Landlord and Tenant covenant, warrant and represent to each other that no broker was instrumental in bringing about or consummating this Agreement and that neither party had any conversations or negotiations with any broker concerning the extension of term for the Premises.

Landlord and Tenant each agree to indemnify, defend, and hold the other harmless from any and all claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including,

without limitation, attorney's fees and expenses arising out of any breach of the covenants, warranties and representations contained in this

Paragraph 5 made by Landlord or Tenant, as the case may be.



6.      The term of this agreement cannot be changed orally, but only by an instrument in writing executed by both parties.



7.      Except as herein expressly modified, the Lease, as amended, is unmodified and is ratified and confirmed in all respects.


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Page 2




8.      The terms, covenants and provisions contained in this Agreement are binding and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.



IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Agreement as of the day and year first above written.



                                LANDLORD:


                                PACIFIC METROPOLITAN CORPORATION


                                BY:  /s/ David A. Hennefer
                                    -----------------------------
                                         David A. Hennefer
                                         Assistant Secretary



                                TENANT:

                                ANNTAYLOR, INC.


                                BY:  /s/Valerie Richardson
                                     ------------------------------
                                         Valerie Richardson
                                         Senior Vice President
                                         Real Estate and Development


=====================================================================
                                                    EXHIBIT A





                       DIAGRAM OF THE SEVENTEENTH FLOOR
                       AT 142 WEST 57TH STREET.